UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

ADARA ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

ADARA ACQUISITION CORP.
211 East Blvd.
Charlotte, NC 28203

SPECIAL MEETING OF STOCKHOLDERS
JANUARY 18, 2023
YOUR VOTE IS IMPORTANT

ADARA ACQUISITION CORP.
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON
JANUARY 18, 2023

PROXY CARD

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement/Prospectus, dated December 12, 2022, in connection with the Special Meeting to be held at 10:00 a.m. EST on January 18, 2023 via live webcast at the following address: https://www.cstproxy.com/adaraspac/2023, and hereby appoints Thomas M. Finke and Paul G. Porter, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of Adara Acquisition Corp. ("Adara") registered in the name provided, which the undersigned is entitled to vote at the Special Meeting of Stockholders and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

Adara may not consummate the Business Combination unless the Business Combination Proposal, each of the Charter Proposals, the Equity Incentive Plan Proposal and the Exchange Listing Proposal are approved at the special meeting, each of which is conditioned upon all such proposals having been approved at the special meeting. The Adjournment Proposal is not conditioned on the approval of any other Stockholder Proposal set forth in this proxy statement/prospectus.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1 (THE BUSINESS COMBINATION PROPOSAL), "FOR" PROPOSALS 2A THROUGH 2G (THE CHARTER PROPOSALS), "FOR" PROPOSAL 3 (THE EQUITY INCENTIVE PLAN PROPOSAL), "FOR" PROPOSAL 4 (THE EXCHANGE LISTING PROPOSAL) AND "FOR" PROPOSAL 5 (THE ADJOURNMENT PROPOSAL).

(Continued and to be marked, dated and signed on reverse side)

THE ADARA BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 (THE BUSINESS COMBINATION PROPOSAL) BELOW, “FOR” PROPOSAL 2A THROUGH 2G (THE CHARTER PROPOSALS) BELOW, “FOR” PROPOSAL 3 (THE EQUITY INCENTIVE PLAN PROPOSAL) BELOW, “FOR” PROPOSAL 4 (THE EXCHANGE LISTING PROPOSAL) BELOW AND “FOR” PROPOSAL 5 (THE ADJOURNMENT PROPOSAL). Please mark vote as indicated in X this example 1. To approve and adopt the Business Combination Agreement, dated as of June 22, 2022 (the “Business Combination Agreement”), by and among Adara, Alliance Entertainment Holding Corporation, a Delaware corporation (“Alliance”), and Adara Merger Sub, Inc., a Delaware corporation (“Merger Sub”), and the transactions contemplated thereby, pursuant to which Adara will issue (i) shares of Class A common stock of Adara (“Combined Company Common Stock”) to holders of common stock of Alliance (“Alliance Stockholders”) and (ii) shares of Class E Common stock of Adara (“Combined Company Class E Common Stock”) to the Alliance Stockholders which will be placed in an escrow account to be released to the Alliance Stockholders and converted into Combined Company Common Stock upon the occurrence of certain triggering events and Merger Sub will merge with and into Alliance (the "Merger"), with Alliance Surviving the Merger and becoming a wholly-owned direct subsidiary of Adara (collectively with the other transactions described in the Business Combination Agreement, the “Business Combination”). 2. To approve the following amendments to Adara’s current amended and restated certificate of incorporation:2 a. To change the name of Adara Acquisition Corp. to “Alliance Entertainment Holding Corporation.” 2b. To change the number of authorized shares of Adara’s capital stock, par value $0.0001 per share, from 111,000,000 shares, consisting of (a) 110,000,000 shares of common stock, including 100,000,000 shares of Adara Common Stock and 10,000,000 shares of Adara Class B Common Stock and (b) 1,000,000 shares of preferred stock, to 551,000,000 shares, consisting of (i) 490,000,000 shares of Class A common stock, (ii) 60,000,000 shares of Class E common stock and (iii) 1,000,000 shares of preferred stock, and eliminate the Class B common stock classification. 2c. To increase the required vote threshold for approving amendments to certain specified provisions of the certificate of incorporation to 66⅔%. 2d. To increase the required vote threshold for approving amendments to the bylaws to 66⅔%. 2e. To divide Adara’s board of directors into three classes with one class of directors being elected each year and each class (except for those directors appointed prior to the first annual meeting of stockholders) serving a three-year term. 2f. To provide for the removal of directors with cause only by stockholders voting at least two-thirds (66⅔%) of the voting power of all of the then outstanding shares of voting stock of the Combined Company entitled to vote at an election of directors. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAINFOR AGAINST ABSTAIN 3.  To adopt the Alliance Entertainment Holding Corporation 2023 Equity Incentive Plan (the “2023 Plan”) established to be effective after the Closing to assist Adara, immediately upon consummation of the Business Combination (the “Combined Company”), in retaining the services of eligible employees, directors and consultants, to secure and retain the services of new employees, directors and consultants and to provide incentives for such persons to exert maximum efforts for the Combined Company’s success. 4.  To (i) approve the issuance of Combined Company Common Stock and Combined Company Class E Common Stock to Alliance’s stockholders as a result of the Merger pursuant to the Business Combination Agreement, including the Combined Company Common Stock issuable upon conversion of the Combined Company Class E Common Stock and (ii) approve the issuance of equity awards under the 2023 Plan if such plan is approved in accordance with Proposal 3 (Equity Incentive Plan Proposal). 5.  To adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote. MARK HERE FOR ADDRESS CHANGE AND NOTE AT RIGHT. PLEASE MARK, DATE AND RETURN THIS PROXY PROMPTLY. ANY VOTE RECEIVED AFTER A MATTER HAS BEEN VOTED UPON WILL NOT BE COUNTED. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 2g. To approve all other changes including eliminating various FOR AGAINST ABSTAIN provisions applicable only to blank check companies, including business combination requirements that will no longer be relevant following the closing of the Business Combination (the “Closing”). Date Signature(Signature if held Jointly) Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.